UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 1, 2010

CHINA SPORTS HOLDING COMPANY LIMITED
(Exact name of registrant as specified in its charter)

Delaware	000-52623	37-1532843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yangdai Village, Chendai County
Jinjiang City, Fujian Province
People’s Republic of China
(Address of principal executive offices) (Zip Code)

+86 (151) 1249-4568
 (Registrant’s telephone number, including area code)

Mondo Acquisition III, Inc.
 (Former name or former address, if changed since last report)

______________________

Copies to:
Richard I. Anslow, Esq.
Eric M. Stein, Esq.
Yarona Y. Liang, Esq.
Anslow + Jaclin, LLP
195 Route 9 South, Suite 204
Manalapan, New Jersey 07726
(732) 409-1212
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 4.01 of Form 8-K filed previously on March 2, 2010 (the “Original Form 8-K”), for the sole purpose of correcting the name of the new auditor from AGCA CPA Limited, a CPA firm in Hong Kong, to AGCA, Inc., a US auditing firm. This amendment is limited in scope to such corrections and does not amend, update, or change any other items or disclosures contained in the Original Form 8-K. All other information in the Original Form 8-K remains unchanged.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i	On March 1, 2010, we dismissed RBSM LLP (“RBSM”) as our independent registered public accounting firm. The Board of Directors of the Company approved such resignation on March 1, 2010.

ii	The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii
RBSM’s reports on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except, RBSM’s audit reports for the years ended December 31, 2008 and 2007 stated that several factors raised substantial doubt about the Company’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

iv
In connection with the audit and review of the financial statements of the Company through March 1, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with RBSM’s opinion to the subject matter of the disagreement.

v
In connection with the audited financial statements of the Company for the years ended December 31, 2008 and 2007 and interim unaudited financial statement through March 1, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi
The Company provided RBSM with a copy of this Current Report on Form 8-K and requested that RBSM furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from RBSM, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i
On March 1, 2010, the Board appointed AGCA, Inc. (“AGCA”) as the Company’s new independent registered public accounting firm. The decision to engage AGCA was approved by the Company’s Board of Directors on March 1, 2010.

ii
Prior to March 1, 2010, the Company did not consult with AGCA regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from RBSM LLP, dated March 1, 2010 (Incorporated herein by reference to the Form 8-K filed on March 2, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA SPORTS HOLDING COMPANY LIMITED

Date: May 11, 2010	By:	/s/ Mendoza Anding Lin
Mendoza Anding Lin President, Chief Executive Officer and Chairman